                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 30, 2002

                           KAISER ALUMINUM CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-9447
                            (Commission File Number)

                                   94-3030279
                     (I.R.S. Employer Identification Number)

     5847 SAN FELIPE, SUITE 2600
            HOUSTON, TEXAS                                  77057-3010
(Address of Principal Executive Offices)                    (Zip Code)

                                 (713) 267-3777
              (Registrant's telephone number, including area code)

Item 4.    Changes in Registrant's Certifying Accountant

      On April 30, 2002, Kaiser Aluminum Corporation and its wholly owned operating subsidiary, Kaiser Aluminum & Chemical Corporation (collectively
"the Companies"), dismissed Arthur Andersen LLP ("Andersen") as their principal independent accountant and engaged Deloitte & Touche LLP ("D&T") as their principal independent accountant. The decision to change principal independent accountants was recommended by the Audit Committees and was approved by the Boards of Directors of the Companies. The change will be effective immediately.

      Andersen's reports on the consolidated financial statements of the
Companies for the year ended December 31, 2001, were qualified as to the
Companies' ability to remain going concerns given that the Companies and certain of their subsidiaries filed for reorganization under Chapter 11 of the United
States Bankruptcy Code on February 12, 2002. Andersen's reports on the consolidated financial statements of the Companies for the year ended December
31, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of
Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Companies' consolidated financial statements for such years, nor have there been any reportable events as listed in Item
304(a)(1)(v) of Regulation S-K.

      Andersen was provided with a copy of the statements made in the foregoing paragraph and has furnished a letter addressed to the Commission stating that it agrees with such statements. A copy of Andersen's letter dated April 30, 2002, is attached hereto as Exhibit 16.1. A copy of the press release issued by Kaiser
Aluminum Corporation regarding the Companies' change of principal independent accountants is attached hereto as Exhibit 99.1.

      During the past two fiscal years and through the date of this Current
Report, the Companies have not consulted with D&T on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companies' financial statements. Nor have the Companies consulted with D&T during the last two fiscal years or through the date of this Current Report regarding any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv)
of Regulation S-K, or a reportable event as listed in Item 304(a)(1)(v) of
Regulation S-K.

Item 7.    Financial Statements and Exhibits

      (a)  Financial Statements.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits.

           *Exhibit 16.1:  Letter from Arthur Andersen LLP dated April 30, 2002
           *Exhibit 99.1:  Press release dated April 30, 2002

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*  Included with this filing

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KAISER ALUMINUM CORPORATION
                                           (Registrant)

                                       /S/ DANIEL D. MADDOX
                                    BY:  Daniel D. Maddox
Dated:  April 30, 2002                   Vice President and Controller

                                  EXHIBIT INDEX

*Exhibit 16.1:  Letter from Arthur Andersen LLP dated April 30, 2002
*Exhibit 99.1:  Press release dated April 30, 2002

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*  Included with this filing